Note 2: Significant Accounting Policies	3 Months Ended
Jun. 30, 2012
Accounting Policies:
Significant Accounting Policies
2. Significant Accounting Policies - Continued

Foreign Currency - The accounting records of the Fund are denominated in U.S. dollars. Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Commodity futures contract transactions are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, effects of changes in exchange rates from all transactions denominated in currencies other than U.S. dollars are disclosed separately.

Fair Value Measurement and Disclosures - Accounting Standards Codification ("ASC") 820 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.  The fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 inputs are inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.

Level 3 inputs are unobservable inputs for an asset or liability, including the Fund’s own assumptions used in determining the fair value of investments.  Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.  As of and for the six months ended June 30, 2012 and the year ended December 31, 2011, the Fund did not have any Level 3 assets or liabilities.

The following table sets forth by level within the fair value hierarchy the Fund’s investments accounted for at fair value on a recurring basis as of June 30, 2012 and December 31, 2011.

Fair Value at June 30, 2012
Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Bills	$ -	$ 2,499,934	$ -	$ 2,499,934
Exchange Traded - Futures Contracts	(121,231)	-	-	(121,231)
Total	$ (121,231)	$ 2,499,934	$ -	$ 2,378,703

Fair Value at December 31, 2011
Description	Level 1	Level 2	Level 3	Total

U.S. Treasury Bills	$ -	$ 3,999,691	$ -	$ 3,999,691
Exchange Traded - Futures Contracts	113,800	-	-	113,800
Total	$ 113,800	$ 3,999,691	$ -	$ 4,113,491

Income Taxes - The Fund prepares calendar year U.S. Federal and applicable state information tax returns and reports to the partners their allocable shares of the Fund’s income, expenses and trading gains or losses.  No provision for income taxes has been made in the accompanying financial statements as each partner is individually responsible for reporting income or loss based on such partner’s respective share of the Fund’s income and expenses as reported for income tax purposes.

Management has continued to evaluate the application of ASC 740, “Income Taxes" to the Fund, and has determined that ASC 740 does not have a material impact on the Fund’s financial statements.  The Fund files federal and state tax returns.  The 2008 through 2011 tax years generally remain subject to examination by the U.S. federal and most state tax authorities.

Statement of Cash Flows - For purposes of the Statement of Cash Flows, the Fund considers all short-term investments with an original maturity of three months or less to be cash equivalents.  Net cash provided by operating activities includes no cash payments for interest or income taxes for the six months ended June 30, 2012 or June 30, 2011.

Reclassifications - The June 30, 2011 money market fund balance was reclassified to cash and cash equivalents to conform to current year presentation.